SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

  [X]

Preliminary Proxy Statement

  [  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [  ]

Definitive Proxy Statement

  [  ]

Definitive Additional Materials

  [  ]

Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Idaho General Mines, Inc

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [  ]

$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [  ]

$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [X]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)

Proposed maximum aggregate value of transaction: n/a

5)

Total fee paid: $-0-

  [  ]

Fee paid previously with preliminary materials.

  [  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

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2)

Form, Schedule or Registration Statement No.: n/a

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1)

Date Filed: n/a

Idaho General Mines, Inc.

10 North Post Street, Suite 610

Spokane, Washington 99201

Notice of Annual Meeting of Shareholders

To be Held on October 28, 2004

Dear Shareholder:

We are pleased to invite you to attend our Annual Meeting of Shareholders of Idaho General Mines, Inc., which will be held at 1:30 PM, local Spokane time on October 28, 2004, at 10 North Post Street, Suite 610, Spokane, Washington.  The primary business of the meeting will be to:

*

Elect eight (8) members to the Board of Directors for a one year term or until their respective successors are elected and qualified;

*

Consider and vote upon our Stock Plan;

*

To consider and vote upon the adoption of amendments to, and restatement of, the Company's Articles of Incorporation. The amendments will, among other things,  (a) restate the purpose of the Company; (b) change number of Directors; (c) change the authorized capital of the Company from 25,000,000 shares of $0.10 par value Common Stock to 200,000,000 shares of $0.001 par value Common Stock and to authorize a class of preferred stock consisting of 10,000,000 shares; (d) limit the personal liability of directors; and (f) provide for indemnification of directors; and

*

Transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record on the books of the Company at the close of business on August 31, 2004, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend.  You are therefore urged to complete, date and sign the accompanying Proxy and mail it in the enclosed postage-paid envelope as promptly as possible.  Your Proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.  Thank you for your timely response.

We look forward to seeing you at the Shareholders’ Meeting on October 28, 2004.

Sincerely,

Robert L. Russell

President and Chairman

Idaho General Mines, Inc.

10 North Post Street, Suite 610

Spokane, Washington 99201

_________________________________

PROXY STATEMENT

Relating to

Annual Meeting of Shareholders

To be held on October 28, 2004

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Idaho General Mines, Inc., (the “Company”) to holders of shares of the Company’s  $0.10 par value Common Stock (the “Common Stock”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 28, 2004, and any postponements or adjournments thereof  (the “Annual Meeting”), for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement is first being mailed to the Shareholders on or about September 15, 2004.

Management is the record and beneficial owner of 2,764,000 shares (approximately 36.30%) of the Company’s outstanding Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

PURPOSE OF THE ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action on the election of eight directors to the Company’s Board of Directors, each to serve for a one year term or until their respective successors are elected and qualified.

Approve the Stock Plan

At the Annual Meeting, Shareholders will be asked to consider and vote upon the Stock Plan.

Amended and Restated Articles of Incorporation

To consider and vote upon the adoption of amendments to, and restatement, of the Company's Articles of Incorporation. The amendments will, among other things,  (a) re-state the purpose of the Company; (b) change number of Directors; (c) change the authorized capital of the Company from 25,000,000 shares of $0.10 par value Common Stock to 200,000,000 shares of $0.001 par value Common Stock and to authorize a class of preferred stock consisting of 10,000,000 shares; (d) limit the personal liability of directors; and (e) provide for indemnification of directors (See "Amended and Restatement of the Company's Articles of Incorporation").

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

As your vote is important, it is required that you complete and sign the enclosed proxy card and mail it promptly in the posted return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by Proxy.

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on August 31, 2004 as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company had 7,615,970 shares of Common Stock issued and outstanding.  A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies that are submitted but are not voted for or against (whether by abstentions, broker nonvotes, or otherwise) will be treated as present for all matters considered at the meeting.

2.

Solicitation of Proxies.  The accompanying Proxy is solicited on behalf of the Board of Directors of the Company and the cost of solicitation will be borne by the Company.  Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of the Company may, but do not presently intend to, solicit Proxies by mail, telephone, telegraph, or personal interviews.  The Company may request brokers, custodians, nominees, and other record holders to forward copies of the Proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies.  In such cases the Company will reimburse such holders for their reasonable expenses.  The Company intends to utilize the services of Columbia Transfer Company, to assist in proxy solicitation.

3.

Revocation of Proxy.  Any Proxy delivered in the accompanying form may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date presented at the meeting or by attendance of such person at the Annual Meeting.

4.

How Proxies will be Voted.  Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the Proxy.  If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted FOR the nominees to the Board of Directors in the election of Directors; FOR the approval of the 2003 Stock Plan; and For the amendment to and restatement of the Articles of Incorporation.  All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting.  However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5.

Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held.  There is no cumulative voting for directors.

6.

Principal Shareholders.  The following table sets forth information regarding the number and percentage of shares of Common Stock of the Company held by any person known to the Company to be the beneficial owner of more than five percent and each director, each of the named executive officers and the directors and officers as a group.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of August 31, 2004 regarding any person known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities.

Name of Beneficial

Amount and Nature of

  Title of Class

          Owner

   Benefical Ownership

Percent of Class (1)

Common

Robert L. Russell

1,165,000

15.30%

Common

R. David Russell

    520,000

  6.83%

Common

Mathew F. Russell

    480,000

  6.30%

______________________________________________________________________________

   (1)     Based on 7,615,970 shares outstanding

Security Ownership of Management

The following table sets forth certain information as of August 31, 2004 regarding the number and percentage of shares of Common Stock of the Company or any of its parents or subsidiaries beneficially owned (as such terms is defined in Rule 13d-3 under the Exchange Act) by each director, each of the named executive officers and directors and officers as a group:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common	Robert L. Russell	1,165,000 shares (2) 250,000 vested options (3)	15.30%
Common	John B. Benjamin	73,000 shares 100,000 vested options	0.96%
Common	Norman A. Radford	30,000 shares 100,000 vested options	0.40%
Common	Gene W. Pierson	36,000 shares 100,000 vested options	0.47%
Common	R. David Russell	520,000 shares 100,000 vested options	6.83%
Common	Richard Nanna	155,000 shares 100,000 vested options	2.04%
Common	Glenn M. Dobbs	205,000 shares -0- vested options	2.69%
Common	James H. Moore	-0- Shares 250,000 vested options (4)	0.00%
Common	Matthew F. Russell	480,000 Shares 250,000 vested options (4)	6.30%
Common	R. Llee Chapman	100,000 Shares 100,000 vested options	1.31
Common	Total of all executive officers and directors (10 individuals)	2,764,000 shares 1,350,000 vested options	36.30%

(1)

Based on 7,615,970 shares currently outstanding

(2)

Includes shares owned of record by Robert L. Russell’s spouse

(3)

In addition Robert L. Russell has 500,000 unvested options

(4)

In addition, James H. Moore and Matthew F. Russell each have 200,000 unvested options

7.

Required Approvals.  By unanimous consent the Board of Directors of the Company  has adopted resolutions (1) electing Robert L. Russell, John B. Benjamin, Norman A. Radford, Gene W. Pierson, R. David Russell, Richard Nanna, Glenn M. Dobbs and R. Llee Chapman to the board of directors of the Company to serve for a one-year term or until their respective successors are elected and have qualified; (2) approving the Stock Plan; (3) approving the amended and restated Articles of Incorporation; and (4) recommending that the Company’s Shareholders vote to approve the above matters submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  “Plurality” means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting.  Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.  The election of Directors will be accomplished by determining the eight nominees receiving the highest total votes.

The approval of the Company’s Stock Plan and the amendments to and restatement of the Articles of Incorporation require the favorable vote of the holders of a majority of the shares of Common Stock present at the meeting, providing a quorum is present: abstentions would have the effect of negative votes for this matter; broker nonvotes are not counted for the purposes of determining the number of shares present and thus would have no effect on this matter.

8.

Dissenters’ Rights.  There are no dissenters’ rights applicable to any matters to be considered at the Annual Meeting.

RECENT MARKET PRICES

The Common Stock of the Company was traded on the over the counter market in the Pink Sheets until July 2, 2004.  The Common Stock is now traded on the NASDAQ supervised OTC Bulletin Board under the symbol “IGMI”.  The following table shows the high and low bid prices for the Common Stock for each quarter since January 1, 2002.  The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Fiscal Year

High Closing

Low Closing

2002:

First Quarter

no bid

no bid

Second Quarter

no bid

no bid

Third Quarter

$0.001

$0.001

Fourth Quarter

$0.001

$0.001

2003:

First Quarter

$0.001

$0.001

Second Quarter

no bid

no bid

Third Quarter

no bid

no bid

Fourth Quarter

no bid

no bid

2004

First Quarter

no bid

no bid

Second Quarter

$0.50

$0.05

At August 31

$0.70

$0.70

Holders

As of August 31, 2004, there were approximately 832 shareholders of record of the Company’s Common Stock.

Dividends

The Company has never paid any dividends and does not anticipate the payment of dividends in the foreseeable future.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.

ELECTION OF DIRECTORS

The Proxies appointed in the accompanying Proxy intend to vote, unless directed to the contrary therein, in their discretion, for the election to the Board of Directors of the eight persons named below, all of whom management believes are willing to serve the Company in such capacity.  However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, the Proxies in their discretion intend to vote for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

         Name

Age

Year First Became A Director

Robert L. Russell

70

Director since 1967, President 1979 - 1980

and 1984 to present

John B. Benjamin

74

Director since 1974

Gene W. Pierson

66

Director since 2002

Norman A. Radford.

71

Director since 2002

David Russell

47

Director since 2002

Richard Nanna

54

Director since 2003

Glenn M. Dobbs

60

Director since 2003

R. Llee Chapman

47

Director since 2004

Robert L. Russell, a Professional Engineer, has been a director of the Company since 1967 and President of the Company from 1979 to 1980 and since 1984.    Mr. Russell held Senior Management positions with Exxon Minerals from 1976 to 1984 and Freeport McMoRan Copper and Gold, where he served as Vice President of Mining from 1988 to 1995.  Mr. Russell was General Manager of Freeport’s Indonesian operations and was responsible for $1.5 billion capital expansion,which has become the largest gold mine and the second largest copper mine in the world.  From 1995 to 1998 Mr. Russell was employed by Zambia Consolidated Copper Mines, most recently as General Manager of the Nchanga Division.  In that position Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities.  Under Mr. Russell, the Nchanga Division had 8,700 employees and produced 150,000 tons of copper and 3,500 tons (about 12% of the world’s supply) of cobalt per year.  Mr. Russell is a director of Mines Management, Inc. (MGN: AMEX).  Earlier in his career, Mr. Russell was a Senior Exploration Geologist for ASARCO in the United States, Alaska and Canada.

John B. Benjamin has been a director of the Company since 1974.  Mr. Benjamin has been retired since 1989.  Prior to that time, Mr. Benjamin was employed from 1987 to 1989 by Dames & Moore, a Denver, Colorado based Engineering Company as a Field Sampling and Air/Water Monitoring Coordinator Assistant for The Bunker Hill Superfund Remedial Investigation and Feasibility Study.  Before joining Dames & Moore, Mr. Benjamin was employed by the Bunker Hill Company for approximately 27 years.

Gene W. Pierson, a Mining Engineer, has been a Director of the Company since 2002. Mr. Pierson graduated from the University of Texas, El Paso with a Bachelor of Science degree.  Since 1999 Mr. Pierson has been a self-employed consultant for mining companies in mineral economics and management.  From 1989 to 1999 Mr. Pierson was employed by Hecla Mining Company (NYSE) as a senior Analyst performing research and analytical work with management, engineering, metallurgical, geology, accounting and financial staff.  Mr. Pierson is a member of the Society of Mining Engineers and the Mineral Economics & Management Society.

Norman A. Radford, a Mining Engineer, has been a Director of the Company since 2002.  Mr. Radford graduated from the University of Idaho with a Bachelor of Science degree.  For more than the past five years, Mr. Radford has been the manager of the Mineral Museum in Wallace, Idaho.  Prior to that time, from 1982 to 1985, Mr. Radford was employed by Coeur d’Alene Mines Corp. as a Consulting Geologist performing full time consulting to the Chairman of the Board.  From 1965 to 1982, Mr. Radford was employed by The Bunker Hill Co. as a Senior Mine Geologist.  Mr. Radford is a Registered Professional Geologist and a member of the American Institute of Mining Engineers.

Richard F. Nanna is Vice President Exploration for Apollo Gold Corporation.  He is responsible for managing all aspects of exploration and geology for the two major operating gold mines of Apollo Gold Corporation as well as all exploration for new properties.  Apollo is currently producing about 200,000 ounces of gold per year with objectives of growing substantially above this level.  Currently Apollo Gold Corporation is exploring the Black Fox mine near Timmins, Ontario that is now considered to be a significant discovery of new gold resources.  Mr. Nanna was Vice President of Exploration for Getchell Gold Mines in Nevada from 1994 to 1999 where he was responsible for discovering over 18 million ounces of gold.  This property is being further developed by Placer Dome Gold.    He attended the University of Akron (1972 to 1978) where he received a BS and MS degree in geology.  He has been an instructor in undergraduate geological studies at that institution.  He is experienced in working with investment bankers as well as in the area of acquisition, valuation and sales of mineral properties for the various companies for which he has worked.

R. David Russell has been the President & CEO/Director of the Canadian gold company Apollo Gold Corporation since 2002 which is listed on the Toronto stock exchange under the symbol (APG:TSX) and American Stock Exchange under the symbol (AGT:AMEX).  In 1999 Mr. Russell founded Nevoro Gold that was subsequently merged with Apollo Gold.  From 1994 to 1999 Mr. Russell was Vice President and Chief Operating Officer for Getchell Gold, a Nevada gold producer.  At Getchell, Mr. Russell oversaw the Getchell open pit as well as the development of two underground mechanized gold mines and a complex pressure oxidation mill for gold ore processing.  Prior to Getchell, Mr. Russell was General Manager U.S. operations for LAC Minerals and after their acquisition, Barrick Gold.  His responsibilities included operations at various mines in the western U.S. including the Bullfrog mine in Nevada; the Richmond Hill Mine located near Lead, South Dakota; the Ortiz Project near Santa Fe, New Mexico; and the Coliseum reclamation project in California.  Prior to LAC/Barrick, Mr. Russell was Manager Underground Mining for Independence Mining in Nevada, Project Manager for Hecla Mining in Idaho, Manager of the Lincoln Project in California for FMC/Meridian Gold / US Energy and Mine Manager for ASARCO in Idaho and Colorado.  Mr. Russell is a BS Mining Engineering graduate from Montana Tech. R. David Russell is Robert L. Russell’s son.

Glenn Dobbs has broad experience in international finance, investment banking, natural resource financing and as a business development consultant.  Mr. Dobbs was the founder of the Alpha Commodities Fund in 1976, founder and Board Chairman of First American Bank in 1978, Dallas regional manager for Monex International, founder of the InterGold (Hedge) Fund in 1996, and a former member of the Washington State House of Representatives.  Mr. Dobbs has written and lectured extensively on precious metals sector investing, resource development and financing.  Since 2003 Mr. Dobbs has been the President, Chairman and a Director of Mines Management, Inc.

R. Llee Chapman has been the Chief Financial Officer, Vice President-Finance, Treasurer and Controller of Apollo Gold Corporation since September 2002.  From September 2002 to March 2004, Mr. Chapman held the additional office of Vice President-Administration.  From June 2002 to September 2002, Mr. Chapman served as Apollo Gold Corporation’s Vice President-Administration and Controller, and from April 2002 to June 2002 he was the Vice President, Administration and Controller for Apollo Gold, Inc. prior to its becoming the Apollo Gold Corporation's subsidiary. Mr. Chapman was the Chief Financial Officer for Knight Piesold & Company, a specialty engineering company, from January 2001 to April 2002, an independent consultant from October to December 2000, and served as the Administrative Manager of the Goldstrike Mine for Barrick Gold Corporation from June 1989 to October 2000.  Mr. Chapman has been in the natural resources business for 21 years.  He has worked with some of the world's largest and most successful natural resource and engineering companies.  He has been involved in all aspects of financial management as well as safety, human resources and political/community affairs.  Mr. Chapman is a former Elko County Commissioner, has CPA designations in two states (Idaho and Montana), and is a current foundation board member of Great Basin Community College and The Desert Research Institute in Nevada.  Mr. Chapman is currently President and a Trustee for the Northwest Mining Association.

Board Committees

The entire board performs the function of the Nominating Committee.  Directors are currently nominated by the total Board of Directors.  It is anticipated that a Nominating Committee and committee charter will be implemented during 2004.

The Audit Committee is composed of R. Llee Chapman, Chairman, Glenn Dobbs and Norman A. Radford. The entire board performed the functions of the Audit Committee during the year ended December 31, 2003.  The Audit Committee approves the selection of the Company’s independent certified public accountants to audit the annual financial statements and review the quarterly financial statement, discusses with the auditors and approves in advance the scope of the audit and reviews, reviews management’s administration of the system of internal controls, and reviews the Company’s procedures relating to business ethics.  Messrs Chapman, Dobbs and Radford are deemed to be independent directors as that term is defined in Rule 4200(a) (14) of the NASD’s listing standards.  Mr. Chapman and Glenn Dobbs are financial experts for the purpose of compliance with the Sarbanes – Oxley Act of 2002.  The Company does not have a written audit committee charter but intends to adopt a written audit committee charter prior to year end.

The Compensation Committee is composed of Glenn Dobbs, Chairman and R. David Russell.

Appointment of Auditors

The Audit Committee has appointed the firm of DeCoria, Maichel & Teague PS as the Corporation's independent auditors for fiscal year 2004.  DeCoria, Maichel & Teague PS has served as the Corporation's independent auditors since 2002.  A representative of DeCoria, Maichel & Teague PS is expected to be present at the Annual Meeting with the opportunity to make statements and respond to appropriate questions from shareholders present at the meeting.  Under the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole authority to appoint the independent auditors for the Corporation.  Therefore, the Corporation is not submitting the selection of DeCoria, Maichel & Teague PS to our shareholders for ratification.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.  On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested.  The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors for specific projects.  On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.  The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting.

Audit Fees

The aggregate fees billed for each of the last two fiscal years of professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements and in connection with statutory and regulatory filings and engagements were as follows: $10,000 billed in 2003 for the 2002 and 2001 audits and 2003 nine-month review and $9,500 billed in 2004 for the 2003 audit.

Audit Related Fees

There were no fees billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements except as set forth in the preceding paragraph.

Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred no fees from the principal accountant during the last two fiscal years for products and services other than as set forth above.

COMPENSATION OF DIRECTORS AND OFFICERS

Executive Compensation

During the year ended December 31, 2003, none of the Company’s executive officers received any compensation.  The Corporate Secretary/Treasurer received a grant of 5,000 shares of the Company’s common stock for each of the two directors’ meetings attended and was awarded options to acquire 100,000 shares of common stock at a price of $0.11 per share.  The options are exercisable for a period of five years from the December 18, 2003 date of grant.  The Assistant Secretary/Assistant Treasurer received a grant of 5,000 shares of the Company’s common stock for each of the two directors’ meetings attended and was awarded options to acquire 50,000 shares of common stock at a price of $0.11 per share.  The options are exercisable for a period of five years from the December 18, 2003 date of grant.

In March 2004, the Directors approved the payment of $30,000 annual salary to the President, Robert L. Russell.  In addition, Mr. Russell received Incentive Stock Options to acquire up to 750,000 shares of common stock.  The options vest over a two-year period and are exercisable for a period of 5 years from vesting at an exercise price of $0.165 per share.  A condition of vesting is continued employment of Mr. Russell as the President of the Company.

Also in March 2004, the Directors appointed James H. Moore, Chief Financial Officer and Matthew F. Russell as Vice President of Operations.  Mr. Moore and Mr. Russell were each granted Incentive Stock Options to acquire up to 350,000 shares of common stock.  The options vest over a two-year period and are exercisable for a period of 5 years from vesting at an exercise price of $0.15 per share.  In each instance, continued employment by the Company is a condition of vesting.

Director Compensation

Directors receive an attendance fee of 5,000 shares of common stock for each directors’ meeting attended. Directors also receive reimbursement for out of pocket costs incurred relating to attendance at directors’ meetings.  At the time the Company decided to again become actively engaged in mineral exploration, each member of the Board was awarded options to acquire 100,000 shares of common stock at a price of $0.11 per share.  The options are exercisable for a period of five years from the December 18, 2003 date of grant.  The options were granted in consideration of the risks attendant with a directorship and as recognition of the increased duties and responsibilities imposed upon directors as a result of the Sarbanes-Oxley Act.  During the year ended December 31, 2003, each of the Company’s directors was awarded stock options and stock grants as set forth in the following table:

Grantee	Number of Shares Granted	Option/Grant	Option Price	Option Period	Expiration
Robert L. Russell	100,000 10,000	Options Grants	$0.11	5 years	December 18, 2008
John B. Benjamin	100,000 10,000	Options Grants	$0.11	5 years	December 18, 2008
Norman A. Radford	100,000 10,000	Options Grants	$0.11	5 years	December 18, 2008
Gene W. Pierson	100,000 10,000	Options Grants	$0.11	5 years	December 18, 2008
R. David Russell	100,000 10,000	Options Grants	$0.11	5 years	December 18, 2008
Richard Nanna	100,000 5,000	Options Grants	$0.11	5 years	December 18, 2008
Glenn M. Dobbs	100,000 5,000	Options Grants	$0.11	5 years	December 18, 2008
R. Llee Chapman	100,000	Options	$0.40	5 years	July 22, 2009
Total	800,000 60,000	Options Grants

Board Recommendation

The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

2.

APPROVAL OF STOCK PLAN

The Board of Directors has adopted the Idaho General Mines, Inc. Stock Plan. The purpose of the Plan is to give the Company greater ability to attract, retain, and motivate its officers, key employees, directors and consultants; and is intended to provide the Company with the ability to provide incentives more directly linked to the success of the Company's business and increases in Shareholder value.

The Plan provides for awards of restricted stock, Incentive Stock Options (ISOs) (pursuant to Internal Revenue code § 422) and Nonqualified Stock Options (NSOs). In general, ISOs have more favorable tax consequences to employees than NSOs.  Assuming that option shares are held for the requisite period, employees will be taxed at the capital gain rates on exercise of an ISO, rather than the ordinary income tax rates, plus employment taxes, on exercise of a NSOs.  In addition, the time at which taxes must be paid on exercise of an ISO is deferred until sale of the underlying shares, resulting in further time-based savings if such shares are not sold.  On the other hand, NSOs have some tax benefits to the corporation, in the form of a tax deduction to the corporation at the time of exercise by the employee, but the corporation does have withholding tax obligations for NSOs and shares in employment taxes.  The following is a non-exhaustive list of some of the characteristics of ISOs and NSOs:

ISOs:

*

Eligible: only employees

*

Additional Limits:  must be granted pursuant to an option plan, which must be approved by the shareholders within 12 months of adoption

*

Exercise Price:  must be at least fair market value (“FMV”) (110% of FMV if employee owns more than 10% of corporation)

*

Termination of Employment: exercise must be within six (6) months of termination of employment

*

Option Term:  cannot exceed 10 years (5 years if employee owns more than 10% of the corporation)

*

Restrictions on Amounts for Vesting: not more than $100,000 of stock can vest in any calendar year (determined at the date of grant)

*

Holding:  if stock is sold within 1 year of exercise or 2 years of date of grant, option will be taxed much like a NSO

NSOs:

*

Eligible:  employees and certain non-employees (e.g., consultants/advisors)

*

Exercise Price:  can be more than, less than or equal to FMV (although discounted options may have adverse accounting consequences)

In addition to meeting the requirements of the Internal Revenue Code as an incentive stock option, the Plan also meets the requirements of rule 16(b)-3 of the Securities and Exchange Commission. Officers and directors of a corporation that has adopted an employee stock plan that meets the requirements of Rule 16(b)-3 may undertake transactions pursuant to the plan without having to be concerned about short-swing profit liability under Section 16(b) of the Exchange Act of 1934.

The plan provides that it shall be approved by the shareholders of the Company within 12 months after the date the plan is adopted by the board of directors.  Although shareholder approval of the plan is not required under the Idaho Business Corporation Act, it is required under Section 422 of the Internal Revenue Code of 1986.

Options are exercisable for a maximum of fifteen (15) years (ten years in the case of an Incentive Stock Option).  Transferability is prohibited except for limited circumstances regarding the demise of an Optionee.

The option exercise price for Incentive Stock Options may be no less than the fair market value on the date of grant of the Option, except that the exercise price for any ten percent (10%) shareholder must be 110% of the fair market value on the date of grant.  The option price for the Non-Qualified Stock Options is the lowest allowable price under applicable law.

The maximum number of shares available for issue under the Plan adopted by the Company shall not exceed 3,000,000 shares.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the Stock Plan.

3.

APPROVE AND ADOPT AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board of Directors proposes to amend and restate the Company’s Articles of Incorporation.

Over a number of years the Company’s Articles of Incorporation have been amended numerous times. The purpose of the Restatement of the Articles of Incorporation is to have one document setting forth the Articles of Incorporation rather than the number of documents containing various amendments that have been made since the date of the Company’s incorporation.

The following is a discussion of the material differences between the Company’s current Articles of Incorporation and the amendments which will be contained in the Restated and Amended Articles of Incorporation. A copy of the Amended and Restated Articles of Incorporation are set forth in Exhibit “A” attached to this Proxy Statement.

Purpose

The purpose of this corporation shall be to transact any and all lawful business for which corporations may be incorporated under the Idaho Business Corporation Act, in general, to have and exercise all the powers conferred by the laws of Idaho upon corporations formed under the Idaho Business Corporation Act and to do any and all things hereinbefore set forth to the same extent as natural persons might or could do.

Discussion:  The reason for this amendment is to streamline the language setting forth the Company’s purpose. This amendment does not change the purpose of the Company. This amendment is not intended to alter the Company's purpose in any manner.  Its purpose is merely for the sake of corporate flexibility and simplification of the Amended Articles of Incorporation. The new language eliminates many of the specific purposes set forth in the original Articles of Incorporation that related to the mineral industry. Since the time the Company was first incorporated the trend in stating business purpose has been to give a broad charter to companies to engage in any lawful business. The original language gave such broad powers but also included many specific powers that are not needed and are eliminated by this amendment.

Directors

The number of directors constituting the Board of Directors of this corporation may be increased or decreased from time to time in the manner specified in the Bylaws of this corporation; provided, however, that the number shall not be less than one (1) or more than nine (9).  In case of a vacancy in the Board of Directors because of a director’s resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor.

Discussion:  This amendment sets a wider range in the number of directors and provides for appointment of a Director by the Board in the event that the number of Directors is increased.

Capitalization

The authorized capital stock of the corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

The total number of shares of Common Stock that the corporation will have authority to issue is Two Hundred Million (200,000,000).  The shares shall have a par value of $0.001 per share.  All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the corporation will have authority to issue is Ten Million (10,000,000).  The Preferred Stock shall have a stated value of  $0.001 per share. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

Discussion:  The Company is currently authorized to issue 25,000,000 shares of its $0.10 par value Common Stock, of which 7,615,970 shares were issued and outstanding as August 31, 2004.  The Board of Directors has determined that it would be advisable and in the best interest of the Company to increase the number of authorized shares of Common Stock from 25,000,000 shares to 200,000,000 shares in order to provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so.  At present, the Company has no commitments to issue additional shares of its Common Stock.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights.  Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders' meeting.  Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefore, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders. Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding (including, if authorized, the additional Common Stock provided for in the Proposal) will remain available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult.  Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate.  In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority stockholder vote required by the Company's Restated Articles of Incorporation to effect certain matters.  Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person.  One of the effects of the proposal, if approved, might be to make a tender offer more difficult to accomplish.  This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer.

If the proposal is approved, the additional, authorized Common Stock, as well as the currently authorized but unissued Common Stock, would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company's shares may then be listed.  It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the proposal, although the proposal would increase the number of shares of Common Stock that are available for the taking of such action.

The Company will have authority to issue up to Ten Million (10,000,000) shares of newly created Preferred Stock (“Preferred Stock”).  The Preferred Stock will have a stated value of $0.001 per share.  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the Company in the event of liquidation, dissolution, or winding-up of the Company, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.  The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

If approved, the Board of Directors would be empowered without the necessity of further action or authorization by the Company's Shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules) to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class.  Each series of Preferred Shares would, as determined by the Board of Directors at the time of issuance, rank senior to the Company's shares of Common Stock with respect to dividends and redemption and liquidation rights.

The Preferred Shares will provide authorized and unissued shares of Preferred Stock, which may be used by the Company for any proper corporate purpose.  Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations.  There are no transactions currently under review by the Board of Directors which contemplate the issuance of Preferred Shares.

It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of each class or series of the Preferred Shares. Such effects might include, however:  (a) reduction of the amount otherwise available for payment of dividends on Common Stock to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

In addition, the Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover.  In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly.  Such an issuance could deter the types of transactions which may be proposed or could discourage or limit Shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the Shareholders, and could enhance the ability of officers and directors to retain their positions.

Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Indemnification of Directors

The corporation is authorized to indemnify, agree to indemnify or obligate itself to advance or reimburse expenses incurred by its Directors, Officers, employees or agents in any Proceeding (as defined in the Idaho Business Corporation Code) to the full extent of the laws of the State of Idaho as may now or hereafter exist.

Discussion:  These indemnification provisions did not exist under Idaho law when the Company was incorporated.  Indemnification and limitation of liabilities are now permitted under Idaho law and is considered "state of the art" under corporate laws of most states.  These provisions are being proposed to conform the Articles of Incorporation to contemporary corporate law and to enable the Company to more effectively attract and retain competent management personnel.

The Idaho Business Corporations Act Sections 30-1-850 through 30-1-859, permits the Company to indemnify its officers and directors against liabilities they incur in such positions.  Pursuant to the Idaho Business Corporations Act, both permissible and mandatory indemnification is provided for officers and directors of the Company.

Permissive Indemnification

(1)

Except as otherwise provided by law, a corporation may indemnify an individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal (a “Proceeding”) because he is a director against liability incurred in the proceeding if:

(a)

(i)

He conducted himself in good faith; and

(ii)

He reasonably believed:

(A)

In the case of conduct in his official capacity, that his

conduct was in the best interest of the corporation, and

(B)

In all cases, that his conduct was at least not opposed to the best interests of the corporation; and

(iii)

In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or

(b)

He engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation, as authorized by section 30-1-202(2)(e), Idaho Code.

(2)

A director's conduct with respect to an employee plan for a purpose he reasonably believed to be in the best interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement of subsection (1)(a)(ii)(B) above.

(3)

The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the relevant standard of conduct described in this section.

(4)

Unless ordered by a court under section 30-1-854(1)(c), Idaho Code, a corporation may not indemnify a director:

(a)

In connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b)

In connection with any proceeding with respect to conduct for which he was adjudged liable on the basis that he received a financial benefit to which he was not entitled, whether or not involving action in his official capacity.

Mandatory Indemnification

A corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

Public Policy

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the Amended and Restated Articles of Incorporation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more then ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than ten percent (10%) owners are required by Security and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) form filed by them. During the last fiscal year the Company was not a reporting company under the Securities Exchange Act of 1934 and no persons were required to file reports pursuant to Section 16(a).

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for the 2005 Annual Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy material for the 2005 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than XXXX, 2005. Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company’s Annual Report is being mailed to all Shareholders with this Proxy Statement. The Annual Report is not part of the proxy solicitation materials for the Annual Meeting.  In addition, a Shareholder of record may obtain a copy of the Company’s 10SB for the fiscal year ended December 31, 2003 (the “Form 10SB”), without cost, upon written request to the Secretary of the Company at the following address: 10 N. Post, Suite 610, Spokane, WA 99201.  The Company’s Form 10SB may also be accessed at SEC’s website at www.sec.gov.

Other Business

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon at the discretion of the persons acting thereunder.

By Order of the Board of Directors,

Robert L. Russell, President and Chairman

IDAHO GENERAL MINES, INC.

STOCK PLAN

1.

Establishment and Purposes of the Plan. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.  The Plan seeks to achieve these purposes by providing for awards in the form of Restricted Common Stock or Options granted under the Plan (which may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant).

2.

Definitions.  As used herein, the following definitions shall apply:

(a)

“Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)

“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(c)

“Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

(d)

“Award” means any award of an Option or a Restricted Share under the Plan.

(e)

“Board” means the Board of Directors of the Company.

(f)

“Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 2(x)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be.  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.  Notwithstanding the preceding sentence, a Change in Control shall not include a distribution or transaction in which the voting stock of the Company or a Parent or Subsidiary is distributed to the shareholders of a Parent of such entity.  Any change in ownership resulting from an underwritten public offering of the Common Stock or the stock of any Parent or Subsidiary shall not be deemed a change in control for any purpose hereunder.

(g)

“Code” means the Internal Revenue Code of 1986, as amended.

(h)

“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(i)

“Common Share” means one share of the common stock of the Company.

(j)

“Company” means Idaho General Mines, Inc., an Idaho corporation, or any successor thereof.

(k)

“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or a Parent or Subsidiary, provided that the identity of such person or the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(l)

“Director” means a member of the Board.

(m)

“Disability” means total and permanent disability as defined in Section 2(e)(3) of the Code.

(n)

“Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 90th day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(o)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market, The NASDAQ SmallCap Market of The NASDAQ Stock Market or on the NASDAQ supervised OTC Bulletin Board, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii)

  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(q)

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r)

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(s)

“Option” means a stock option granted pursuant to the Plan.

(t)

“Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(u)

“Optioned Stock” means the Common Stock subject to an Option.

(v)

“Optionee” means the holder of an outstanding Option granted under the Plan.

(w)

“Outside Director” means a member of the Board who is not an Employee.  Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 2(h)

(x)

“Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(y)

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)

“Plan” means this Stock Option Plan.

(aa)

“Restricted Common Stock” means a Common Share awarded under the Plan.

(bb)

“Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

(cc)

“Service Provider” means an Employee, Director or Consultant.

(dd)

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13 below.

(ee)

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.

Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is Three Million (3,000,000) Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of restricted stock issued pursuant to an Option are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.  However, except as adjusted pursuant to Section 13, in no event shall more than three million (3,000,000) Shares be available for issuance pursuant to the exercise of Incentive Stock Options (the “ISO Share Issuance Limit”).

4.

Administration of the Plan.

(a)

The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)

Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the Service Providers to whom Options may from time to time be granted hereunder;

(iii)

  to determine the number of Shares to be covered by each such Option granted hereunder;

(iv)  to approve forms of agreement for use under the Plan;

(v)

to determine the terms and conditions of any Option granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii)  to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(viii)  to construe and interpret the terms of the Plan and Options granted pursuant to the Plan.

(c)

Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.

Eligibility.  Nonstatutory Stock Options may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.

Limitations.

(a)

Incentive Stock Option Limit.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)

At-Will Employment.  Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause, and with or without notice.

7.

Term of Plan.  Subject to shareholder approval in accordance with Section 19, the Plan shall become effective upon its adoption by the Board.  Unless sooner terminated under Section 15, it shall continue in effect for a term of ten (10) years from the later of (i) the effective date of the Plan, or (ii) the date of the most recent Board approval of an increase in the number of shares reserved for issuance under the Plan.

8.

Term of Option.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than fifteen (15) years in the case of a NonQualified Option and ten (10) years from the date of grant thereof in the case of an Incentive Stock Option.  In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.

Option Exercise Price and Consideration.

(a)

Exercise Price.  The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)

In the case of an Incentive Stock Option

(A)

granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)

granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)

In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

(iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to an assumption or substitution of another option in connection with a merger or other corporate transaction.

(b)

Forms of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration may consist of, without limitations, (1) cash, (2) check, (3) promissory note, (4) other Shares, provided any Shares acquired from the Company, either directly or indirectly, (x) have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.  Notwithstanding the foregoing, the Administrator may permit an Optionee to exercise his or her Option by delivery of a full-recourse promissory note secured by the purchased Shares.  The terms of such promissory note shall be determined by the Administrator in its sole discretion.

10.

Exercise of Option.

(a)

Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)

Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)

Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)

Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11.

Limited Transferability of Options.  Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee.  Notwithstanding the foregoing, to the extent permitted by the Administrator, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act and the General Instructions to Form S-8 Registration Statement under the Securities Act.  In addition, any transferable Option shall contain additional terms and conditions as the Administrator deems appropriate.

12.

Common Stock.

(a)

Restricted Stock Agreement.  Each grant of Restricted Common Stock under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company.  Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b)

Payment for Awards.  Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents and past services.  To the extent that an Award consists of newly issued Restricted Shares, the consideration shall consist exclusively of cash, cash equivalents or past services rendered to the Company.

(c)

Vesting Conditions.  Each award of Restricted Shares may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement.  A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

(d)

Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

13.

Adjustments Upon Changes in Capitalization, Merger or Change in Control.

(a)

Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number and type of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the ISO Share Issuance Limit, and the number and type of Shares covered by each outstanding Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number or type of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.  The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of Shares subject to an Option.

(b)

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c)

Change in Control.  In the event of a Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  If, in such event, the Option is not assumed or substituted, then the Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.  If this Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Optionee in writing or electronically that this Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.  For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

14.

Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator.  Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

15.

Amendment and Termination of the Plan.

(a)

Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Shareholder Approval.  The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)

Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.

Conditions Upon Issuance of Shares.

(a)

Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

Investment Representations.  As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.

Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.

Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.

Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted.  Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Idaho General Mines, Inc. 2003 Stock Option Plan as duly adopted by the Board on ____________________.

Michael Branstetter, Secretary

EXHIBIT B

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

IDAHO GENERAL MINES, INC.

Pursuant to the provisions of the Idaho Business Corporation Act the following Amended and Restated Articles of Incorporation are submitted for filing.

ARTICLE I

Name

The name of the corporation is Idaho General Mines, Inc.

ARTICLE II

Purpose

The purpose of this corporation shall be to transact any and all lawful business for which corporations may be incorporated under the Idaho Business Corporation Act, in general, to have and exercise all the powers conferred by the laws of Idaho upon corporations formed under the Idaho Business Corporation Act and to do any and all things hereinbefore set forth to the same extent as natural persons might or could do.

ARTICLE III

Duration

This corporation shall be of perpetual duration.

ARTICLE IV

Authorized Capital Stock

The authorized capital stock of the corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

The total number of shares of Common Stock that the corporation will have authority to issue is Two Hundred Million (200,000,000).  The shares shall have $.001 par value.  All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the corporation will have authority to issue is Ten Million (10,000,000).  The Preferred Stock shall have no stated value.  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the corporation in the event of liquidation, dissolution, or winding-up of the corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the corporation among its shareholders for the purpose of winding-up its affairs.  The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the preferences, limitations and relative rights of each series of Preferred Stock within the limits set forth in Section 30-1-601 of the Idaho Business Corporation Act.

ARTICLE V

Voting

The holders of any of the corporation's capital stock shall possess voting power for the election of directors and for all other purposes, subject to such limitations as may be imposed by law and by any provision of the Articles of Incorporation in the exercise of their voting power.  Cumulative voting for the election of directors is hereby expressly prohibited.  The holders of Common Stock shall be entitled to one vote for each share held.  All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

ARTICLE VI

Board of Directors

The number of directors constituting the Board of Directors of this corporation may be increased or decreased from time to time in the manner specified in the Bylaws of this corporation; provided, however, that the number shall not be less than one (1) or more than nine (9).  In case of a vacancy in the Board of Directors because of a director’s resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor.

ARTICLE VII

Director Liability

A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director, (ii) conduct which violates the Idaho Business Corporation Act, pertaining to unpermitted distributions to shareholders or loans to directors, or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. If the Idaho Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Idaho Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE VIII

Indemnification

The corporation is authorized to indemnify, agree to indemnify or obligate itself to advance or reimburse expenses incurred by its Directors, Officers, employees or agents in any Proceeding (as defined in the Idaho Business Corporation Code) to the full extent of the laws of the State of Idaho as may now or hereafter exist.

ARTICLE IX

Bylaws

Subject to the power of shareholders to amend or repeal, the Board of Directors of this corporation shall have the power to enact and amend such Bylaws defining the powers and duties of the officers of the corporation and providing for such other matters in relation to its affairs as they may deem necessary and convenient, provided the same are not out of harmony with the laws of the State of Idaho or these Articles of Incorporation.

ARTICLE X

Amendments

The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on the shareholders herein are granted subject to this reservation.

ARTICLE XI

Registered Agent

The name of the registered agent of this corporation is Michael K. Branstetter.

ARTICLE XII

Registered Office

The post office address of the registered office of this corporation is P.O. Box 709, Wallace, Idaho 83873.

ARTICLE XIII

Resolution Approving Restated Articles

The Amended and Restated Articles of Incorporation herein were approved, ratified and adopted by the Unanimous Consent of the Board of Directors on September 9, 2004 and the affirmative vote of the holders of representing a majority of the total number of shares issued and outstanding on XXX (YYYY shares voting “For” and ZZZZ shares voting “Against”) at the annual meeting on October 28, 2004.

IN WITNESS WHEREOF, the corporation has caused these Amended and Restated Articles of Incorporation to be executed this XX day of XXX, 2004.

Idaho General Mines, Inc.

By_______________________________

Robert L. Russell, President